AMERICAN HOME PRODUCTS CORPORATION

              1994 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

          (Initially approved by stockholders on April 20, 1994 and as amended by the Board of Directors on June 21, 2001)

     Section 1. Purpose. The purpose of the Restricted Stock Plan for Non-Employee Directors of American Home Products Corporation is to attract and retain qualified persons who are not employees or former employees of the Company or any of its subsidiaries or affiliates for service as members of the Board of Directors by granting such Directors shares of the Company's Common Stock, which are restricted in accordance with the terms and conditions set forth below, and thereby encouraging ownership in the Company by non-employee Directors.

     Section 2. Definitions. Whenever used herein, unless the context otherwise indicates, the following terms shall have the respective meaning set forth below:

     Act: The Securities Exchange Act of 1934, as amended.

     Board Membership: The period of time during which a person serves on the Board of Directors, regardless of whether occurring before or after the Effective Date.

     Board of Directors (or Board): The Board of Directors of the Company.

     Committee: The Compensation and Benefits Committee of the Board of Directors appointed to administer the Plan in accordance with Section 7 hereof.

     Common Stock: Common Stock, par value $.33 1/3 per share, of American Home Products Corporation.

     Company: American Home Products Corporation or any successor to it in ownership of substantially all of its assets, whether by merger, consolidation or otherwise.

     Director: Any member of the Board of Directors.

     Disability: A medically determinable physical or mental impairment which renders a participant substantially unable to function as a Director.

     Effective Date: The date specified in Section 10 hereof.

     Eligible Director (or Non-Employee Director): Any Director who is not an employee or former employee of the Company or any of its subsidiaries or affiliates.

     Participant: Each Director to whom Restricted Stock is granted under the Plan.

     Plan: The 1994 Restricted Stock Plan for Non-Employee Directors of American Home Products Corporation.

     Restricted Period: The period of time from the date of grant of the Restricted Stock until the earliest to occur of the events described in Section 4(b) hereof.

     Retirement Benefit: A normal benefit payable under the Retirement Plan.

     Retirement Plan: The American Home Products Corporation Retirement Plan for Outside Directors, as amended.

     Restricted Stock: Common Stock granted under the Plan which is subject to restrictions in accordance with Section 4 hereof.

     Year of Board Membership: 365 consecutive days of Board Membership.

     Section 3. Eligibility and Grants.

     (a) Grants. To be eligible to participate in the Plan, a Director must not be an employee or former employee of the Company or any of its subsidiaries or affiliates. Each Eligible Director on the Effective Date of the Plan shall receive a grant of eight hundred (800) shares of Restricted Stock. In addition, each person who becomes an Eligible Director for the first time after the Effective Date of the Plan shall also receive a grant of eight hundred (800) shares of Restricted Stock, effective as of the date of such person's election as an Eligible Director. Thereafter, each Eligible Director shall be granted eight hundred (800) shares of Restricted Stock for each subsequent Year of Board Membership, up to a maximum of four thousand (4,000) shares of Restricted Stock per Eligible Director. Notwithstanding anything to the contrary contained in this Plan, if a Participant shall terminate service as a Director due to death or Disability prior to having been granted the maximum number of shares of Restricted Stock hereunder and provided the Participant is not then eligible for a Retirement Benefit under the Retirement Plan, then such Participant, or such Participant's beneficiary or estate, as the case may be, shall be granted additional shares of Restricted Stock which together with the shares previously granted under the Plan will equal such maximum number of shares and all restrictions applicable to such shares shall lapse on the later of the date of such termination of service or six months after the date of grant. If required by the Committee, each grant of Restricted Stock shall be evidenced by a written agreement duly executed by or on behalf of the Company and the Participant.

     b) Number of Shares. The total number of shares of Restricted Stock which may be granted under the Plan shall not exceed 100,000. The shares may be authorized and unissued or issued and reacquired shares, as the Board of Directors from time to time may determine. Shares of Restricted Stock that are forfeited before the restrictions lapse shall be available for subsequent grants of Restricted Stock under the Plan.

     (c) Non-Consecutive Terms. An Eligible Director who is elected to non-consecutive terms of Board Membership shall receive additional grants of shares of Restricted Stock at the time of such re-election to the Board and thereafter as provided in Section 3, provided that the amounts so granted, when aggregated with the number of shares of Restricted Stock previously granted to such Director with respect to which the restrictions thereon shall have lapsed, does not exceed four thousand (4,000) shares.

     Section 4. Terms and Conditions of Restricted Stock. The restrictions set forth in this section shall apply to each grant of Restricted Stock for the duration of the Restricted Period.

     (a) Restrictions. A stock certificate representing the number of shares of Restricted Stock granted shall be registered in the Participant's name but shall be held in custody by the Company for the Participant's account. The Participant shall have all rights and privileges of a stockholder as to such Restricted Stock, including the rights to vote and to receive dividends, except that, subject to the provisions of Sections 3(a) and 4(b), the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of the certificate until the expiration of the Restricted Period; (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period; (iii) the Participant shall, if requested by the Company, execute and deliver to the Company, a stock power endorsed in blank. The Participant shall forfeit all shares of Restricted Stock with respect to which such restrictions do not lapse at the end of the Restricted Period. Upon the forfeiture (in whole or in part) of shares of Restricted Stock, such forfeited shares shall become treasury shares of the Company without further action by the Participant. The Participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 6.

     (b) Events. The Restricted Period shall end upon the first to occur of the following events:

     (i) Five Years of Service. The Participant completes at least five (5) years of service from the date of the initial grant of Restricted Stock to the Participant under the Plan.

     (ii) Disability. The Participant ceases to be a Director by reason of Disability; provided, however, that if the Participant is at such time entitled to a Retirement Benefit, then the Restricted Period shall be deemed not to have lapsed. In such case, all shares of Restricted Stock will be forfeited.

     (iii)Death. The Participant ceases to be a Director by reason of death; provided, however, that if the Participant is at such time entitled to a Retirement Benefit, then the Restricted Period shall be deemed not to have lapsed. In such case, all shares of Restricted Stock will be forfeited.

     (c) Delivery of Restricted Shares. At the end of the Restricted Period as herein provided, subject to Section 3(a), a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Participant or the Participant's beneficiary or estate, as the case may be, subject to the withholding requirements of Section 9 hereof. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (measured as of the date the restrictions lapse) of such fractional share to the Participant or the Participant's beneficiary or estate, as the case may be. Notwithstanding the foregoing, a Participant may make an irrevocable election to cause the Company to contribute such Restricted Shares to the Restricted Stock Trust which he or she otherwise would have received from the Plan by completing a deferral election form provided by the Company, wherein such shares shall be held, subject to the claims of the Company's creditors, until delivered to the Participant in accordance with such election.

     Section 5. Regulatory Compliance and Listing. The issuance or delivery of any shares of Restricted Stock may be postponed by the Company for such period as may be required to comply with any applicable requirements under the federal securities laws, any applicable listing requirements of any national securities exchange or any requirements under any other law or regulation applicable to the issuance or delivery of such shares and the Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof shall constitute a violation of any provision of any law or any regulation of any governmental authority or any national securities exchange.

     Section 6. Adjustments. In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares of the Company, the Committee may make such equitable adjustments, to prevent dilution or enlargement of rights, as it may deem appropriate in the number and class of shares authorized to be granted hereunder.

     Section 7. Administration. The Plan shall be administered by the Compensation and Benefits Committee, consisting of three or more Directors each of whom shall be a "disinterested Director" within the meaning of Rule 16b-3 under the Act. All determinations of the Committee shall be conclusive. The Committee may obtain such advice or assistance as it deems appropriate from persons not serving on the Committee.

     Section 8. Termination or Amendment. The Board may at any time terminate the Plan and may from time to time alter or amend the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Section 5), provided, however, that, unless otherwise required by law, the rights of a Participant with respect to shares of Restricted Stock granted prior to such termination, alteration or amendment may not be impaired without the consent of such Participant and, provided further, without the approval of the Company's stockholders, no alteration or amendment may be made which would (i) increase the aggregate number of shares of Restricted Stock that may be granted under the Plan (except by operation of Section 6), or (ii) change the category of Directors eligible to receive shares of Restricted Stock under the Plan. Notwithstanding the foregoing, the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder. The Company intends that the Plan and the grants of Restricted Stock hereunder shall comply with the conditions of Rule 16b-3 of the Act and qualify for the exemption from Section 16(b) of the Act as a "formula plan". Should any provisions hereof not be necessary in order to comply with the requirements of such Rule or should any additional provisions be necessary in order to so comply, the Board of Directors may amend the Plan accordingly, without the necessity of obtaining the approval of the Company's stockholders.

     Section 9. Miscellaneous.

     (a) Right to Re-election. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for re-election by the Company's stockholders, nor confer upon any Director the right to remain a member of the Board of Directors.

     (b) Withholding and Responsibility For Taxes. The Company shall satisfy any tax withholding obligation required by law by reducing the number of shares of Common Stock otherwise deliverable to the Participant or the Restricted Stock Trust, as the case may be. To the extent no taxes are required to be withheld on the delivery of the shares of Common Stock to the Participant or the Restricted Stock Trust, the Participant shall be responsible for the payment of all applicable taxes.

     (c) Governing Law. This Plan shall be governed by the law of the State of Delaware and in accordance with such federal laws as may be applicable.

     (d) Construction. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     Section 10. Effective Date. The Plan shall be submitted to the stockholders of the Company for their approval at the Annual Meeting of Stockholders to be held on April 20, 1994. The Plan shall become effective upon the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the meeting.

     Section 11. Change in Control. Upon the occurrence of a Change in Control, Restricted Stock that was previously granted under the Plan (which has not previously been forfeited) will become vested, and the Restricted Period with respect to such Restricted Stock will be deemed to have ended. For purposes of this provision, a Change in Control will be deemed to have occurred if:

     (a) any person or persons acting in concert (excluding Company benefit plans) becomes the beneficial owner of securities of the Company having at least 20% of the voting power of the Company's then outstanding securities (unless the event causing the 20% threshold to be crossed is an acquisition of voting common securities directly from the Company); or

     (b) the consummation of any merger or other business combination of the Company, sale or lease of the Company's assets or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the shareholders of the Company who owned shares immediately prior to the Transaction (including any trustee or fiduciary of any Company employee benefit plan) own, by virtue of their prior ownership of the Company's shares, at least 65% of the voting power, directly or indirectly, of (a) the surviving corporation in any such merger or other business combination; (b) the purchaser or lessee of the Company's assets; or (c) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

     (c) within any 24 month period, the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change in Control or engage in a proxy or other control contest).